UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 20, 2024

Date of Report (Date of earliest event reported)

HHG CAPITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40820	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Commonwealth Lane #03-20, Singapore	149544
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6659 1335

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units	HHGCU	Nasdaq Capital Market
Ordinary Shares	HHGC	Nasdaq Capital Market
Warrants	HHGCW	Nasdaq Capital Market
Rights	HHGCR	Nasdaq Capital Market

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Reports.

During the preparation of the Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report’), HHG Capital Corporation (the “Company”) management determined that it had not appropriately accounted for interest earned on investments held in its Trust Account established in connection with the Company’s initial public offering for the benefit of the Company’s public shareholders (the “Trust Account”) under U.S. GAAP. Interest income was recorded based on actual cash receipt instead of on an accrual basis, resulting in an understatement of Investments held in Trust Account in prior periods. As a result, interest earned on investment held in Trust Account, net income, and ordinary shares subject to redemption were misstated.

In accordance with Staff Accounting Bulletin (“SAB”) 99, “Materiality”, and SAB 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements”, the Company’s management and the audit committee evaluated the materiality of the errors from qualitative and quantitative perspectives, individually and in aggregate, and on March 20, 2024 concluded that the errors were material to the financial statements for the fiscal year ended December 31, 2022, and the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023 (collectively, the “Previously Issued Financial Statements”) and that the Previously Issued Financial Statements should no longer be relied upon and would require certain restatement adjustments.

The Company’s management and the Audit Committee discussed the matters disclosed in this Item 4.02 with Marcum LLP, the Company’s Independent Registered Public Accounting Firm.

The Company expects to file the Annual Report, which will present the impact of the restatement adjustments of the Previously Issued Financial Statements, as audited by Marcum LLP, as soon as practicable after this Current Report on Form 8-K is filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of March 20, 2024 by the undersigned hereunto duly authorized.

HHG Capital Corporation

By:	/s/ Chee Shiong (Keith) Kok
Chee Shiong (Keith) Kok
Chief Executive Officer

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